As filed with the Securities and Exchange Commission on February 5, 1999.

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                              FILE NUMBER 811-5615

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                (Name of Registrant as Specified in Its Charter)

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A (sent by wire transmission).

[ ]  Fee paid previously with preliminary materials.

[X]  No fee required.

                                February 5, 1999




John Hancock Patriot Premium Dividend Fund I
John Hancock Patriot Premium Dividend Fund II
John Hancock Patriot Select Dividend Trust
John Hancock Patriot Global Dividend Fund
John Hancock Patriot Preferred Dividend Fund


Dear Fellow Shareholder:

As an investor in one of the funds listed above, you are cordially invited to attend the annual shareholder meeting on Thursday, March 18, 1999 at 9:00 a.m. Eastern time, to be held at John Hancock Funds, 101 Huntington Avenue, Boston, MA 02199.

The shareholders of each Fund will vote separately on the two routine items proposed in the enclosed proxy statement. A routine item is one which occurs annually and makes no fundamental or material changes to a Fund's investment objectives, policies or restrictions, or to the investment management contracts.


Elect Your Fund's Board of Trustees
For each Fund, proposal number one concerns the election of five Trustees to serve until their respective successors are elected and qualified. Your proxy statement includes a brief description of each individual's background.

Ratify The Trustees Selection of Accountants
For each Fund, proposal number two concerns the ratification or rejection of the Trustees' selection of Deloitte & Touche, LLP as each Fund's independent accountants for the current fiscal year.

Your Vote is Important!
Please complete the enclosed proxy ballot form, sign it and mail it to us immediately. For your convenience, a postage paid return envelope has been provided. Your prompt response will help avoid the cost of additional mailings at your Fund's expense.

If you have any questions, please call 1-800-426-5523, Monday through Friday between 8.30 a.m. and 5:00 p.m. Eastern time.

Thank you in advance for your prompt action on this very important matter.

                                                    Sincerely,

                                                    /s/Edward J. Boudreau, Jr.
                                                    --------------------------
                                                    Edward J. Boudreau, Jr.
                                                    Chairman and CEO
POPXL 1/99
PPDLTR-99

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
              101 Huntington Avenue, Boston, Massachusetts 02199

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD MARCH 18, 1999

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SHAREHOLDER MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To the Shareholders of:
    John Hancock Patriot Premium Dividend Fund I
    John Hancock Patriot Premium Dividend Fund II
    John Hancock Patriot Select Dividend Trust
    John Hancock Patriot Global Dividend Fund
    John Hancock Patriot Preferred Dividend Fund

    A shareholder meeting for each fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time, and shareholders of each fund will consider the following proposals:

    (1) To elect five Trustees to serve until their respective successors are duly elected and qualified;

    (2) To ratify or reject the Trustees' selection of Deloitte & Touche, LLP as the fund's independent public accountants for the fund's current fiscal year; and

    (3) To transact such other business as may properly come before the meeting or any adjournment of the meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF ALL PROPOSALS

    Shareholders of record of each Fund as of the close of business on January 21, 1999 are entitled to notice of and to vote at the fund's annual meeting of that fund and at any related follow-up meeting. The proxy statement and proxy card are being mailed to shareholders on or about February 5, 1999.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                        By order of the Boards of Trustees,

                                        Susan S. Newton
                                        Vice President and Secretary
Dated:  February 5, 1999
        Boston, Massachusetts
P00PX 2/99
PPD-99

                 JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II
                  JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST
                  JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND
                 JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND
              101 Huntington Avenue, Boston, Massachusetts 02199

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 18, 1999

                               PROXY STATEMENT

    This proxy statement contains the information you should know before voting on the proposals described in the notice. EACH FUND WILL FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. IF YOU WOULD LIKE A COPY OF YOUR FUND'S REPORT, PLEASE SEND A WRITTEN REQUEST TO THE ATTENTION OF THE FUND AT 101 HUNTINGTON AVENUE, BOSTON, MASSACHUSETTS 02199 OR CALL JOHN HANCOCK FUNDS AT 1-800-892-9552.

    This proxy statement is being used by each fund's Trustees to solicit proxies to be voted at the annual meeting of each fund's shareholders. The meetings will be held at 101 Huntington Avenue, Boston, Massachusetts on Thursday, March 18, 1999 at 9:00 a.m., Eastern time and at any and all adjournments thereof.

    o  John Hancock Patriot Premium Dividend Fund I ("Premium Dividend I");

    o  John Hancock Patriot Premium Dividend Fund II ("Premium Dividend II");

    o  John Hancock Patriot Select Dividend Trust ("Select Dividend");

    o  John Hancock Patriot Global Dividend Fund ("Global Dividend"); and

    o  John Hancock Patriot Preferred Dividend Fund ("Preferred Dividend").

    If you sign the enclosed proxy card and return it in time to be voted at the meeting, your shares will be voted in accordance with your instructions. Signed proxies with no instructions will be voted FOR all proposals. If you want to revoke your proxy, you may do so before it is exercised at the meeting by filing a written notice of revocation with the fund at 101 Huntington Avenue, Boston, Massachusetts 02199; by returning a signed proxy with a later date before the meeting, or attending the meeting of your fund and voting in person by notifying your fund's secretary (without complying with any formalities) at any time before your proxy is voted.

RECORD OWNERSHIP
    The Trustees of each fund have fixed the close of business on January 21, 1999 as the record date to determine which shareholders are entitled to vote at the meeting. Common and preferred shareholders of each fund are entitled to one vote per share on all business of the meetings or any postponement of the meeting relating to their fund and respective share class. As of the record date, the following number of shares of beneficial interest of each fund were outstanding:

FUND                                         COMMON SHARES     PREFERRED SHARES
--------------------------------------------------------------------------------
Premium Dividend I                             14,979,601            685
Premium Dividend II                            15,002,724          1,000
Select Dividend                                 9,885,027            700
Global Dividend                                 8,344,700            600
Preferred Dividend                              7,257,200            525

------------
    The funds' management does not know of anyone who beneficially owned more than 5% of either class of any fund's shares outstanding as of the record date, except for The Commerce Group, Inc., 211 Main Street, Webster, MA 01570 which holds the following Common Shares: 17.7% of Premium Dividend I and 15.6% of Premium Dividend II. (Beneficial ownership means voting power and/or investment power, which includes the power to dispose of shares.)

    Although the annual meetings of the funds are being held jointly and proxies are being solicited through the use of this joint proxy statement, shareholders of each fund will vote separately as to proposals affecting their fund.

                                  PROPOSAL 1
                             ELECTION OF TRUSTEES
              (Common Shares and Preferred Shares of each Fund)

GENERAL
    Each fund's Board of Trustees consists of thirteen members. Holders of the Preferred Shares are entitled to elect two Trustees and holders of the Common Shares are entitled to elect eleven Trustees. Ms. Hodsdon and Messrs. Boudreau, Brown, Carlin, Cunningham, Dion, Ladner, Linbeck, Pruchansky, Smith and Toolan have been designated as subject to election by holders of the Common Shares of each Fund. Messrs. Hiser and Scipione have been designated as subject to election by holders of the Preferred Shares of each fund.

    Each Board of Trustees is divided into three staggered term classes. Two classes contain four Trustees each and the third class contains five Trustees. The term of one class expires each year and no term continues for more than three years after the applicable election. Each class of Trustees will stand for election at the conclusion of their respective three-year terms. Classifying the Trustees in this manner may prevent replacement of a majority of the Trustees for up to a two year period.

    As of the date of this proxy, each nominee for election, except for Mr. Brown, is currently serving as a Trustee of each fund. Each Trustees has served on the Board of Trustees of the funds since John Hancock Advisers, Inc. (the "Adviser") became the funds' investment adviser in May, 1992 or since the fund's inception (whichever was later), except that Messrs. Toolan, Cunningham, Linbeck and Dion have served on the Board of Trustees since June 1992, December 1994, December 1994 and September 1998 respectively, and Ms. Hodsdon has served on the Board of Trustees since March 1996. Premium Dividend I was organized in 1988; Premium Dividend II was organized in 1989; Select Dividend was organized in 1990; Global Dividend was organized in 1992; and Preferred Dividend was organized in 1993.

    A shareholder using the enclosed form of proxy may authorize the proxies to vote for the nominees representing his or her shares or may withhold from the proxies authority to vote for the nominees representing his or her shares. If no contrary instructions are given, the proxies will vote FOR the nominees. Each of the nominees has consented to his or her nomination and has agreed to serve if elected. If, for any reason, any nominee should not be available for election or able to serve as a Trustee, the proxies will exercise their voting power in favor of such substitute nominee, if any, as the funds' Trustees may designate. The funds have no reason to believe that it will be necessary to designate a substitute nominee.

PROPOSAL 1
    For each fund, Messrs. Brown, Carlin, Cunningham, Hiser and Toolan are the current nominees for election; the terms of Messrs. Dion, Ladner, Linbeck and Scipione expire at the 2000 Annual Meeting; and the terms of Ms. Hodsdon and Messrs. Boudreau, Smith and Pruchansky expire at the 2001 Annual Meeting. The table below lists the nominees for election as Trustees of the funds, including their principal occupations for the past five years and other directorships held. The table also lists the Trustees who are not currently standing for election and whose current terms continue until the annual meetings in 2000 and 2001, respectively.

VOTE REQUIRED FOR PROPOSAL 1
    The vote of a plurality of the votes cast by the Common Shares and the Preferred Shares, voting as separate classes of a fund is sufficient to elect the Common Shares' and Preferred Shares' respective nominees of that fund.

                                                                                                              COMMON SHARES OWNED
                                                                                                             BENEFICIALLY, DIRECTLY
NAME (AGE), AND POSITION                               PRINCIPAL OCCUPATION                                    OR INDIRECTLY, ON
      WITH THE FUNDS                                 DURING THE PAST FIVE YEARS                              JANUARY 21, 1999(1)(2)
-------------------------                            --------------------------                              -----------------------

                                                        NOMINEE FOR ELECTION
                                                       TERM TO EXPIRE IN 2002

*Stephen L. Brown                    Chairman and Chief Executive Officer, John Hancock Mutual Life                    -- (A)
 (age 61)                            Insurance Company; Director, the Adviser, John Hancock Funds Inc.                 -- (B)
                                     ("John Hancock Funds"), John Hancock Insurance Agency, Inc.                       -- (C)
                                     ("Insurance Agency, Inc."), John Hancock Subsidiaries, Inc., The                  -- (D)
                                     Berkeley Financial Group ("The Berkeley Group"), Federal Reserve                  -- (E)
                                     Bank of Boston; Director, John Hancock Signature Services
                                     ("Signature Services") (until January 1997); Trustee, John Hancock
                                     Asset Management (until March 1997).

 James F. Carlin                     Chairman and CEO, Carlin Consolidated, Inc. (management/                       2,836 (A)(4)
 (Age 58)                            investments); Director, Arbella Mutual (insurance), Health Plan                1,200 (B)
 Trustee                             Services, Inc., Massachusetts Health and Education Tax Exempt                  1,000 (C)
                                     Trust, Flagship Healthcare, Inc., Carlin Insurance Agency, Inc.,                 100 (D)
                                     West Insurance Agency, Inc. (until May 1995), Uno Restaurant Corp.;              100 (E)
                                     Chairman, Massachusetts Board of Higher Education (since 1995) and
                                     Trustee of 33 funds managed by the Adviser.

 William H.                          Chancellor, University of Texas System and former President of the                -- (A)
 Cunningham                          University of Texas, Austin, Texas; Lee Hage and Joseph D. Jamail                 -- (B)
 (Age 55)                            Regents Chair of Free Enterprise; Director, LaQuinta Motor Inns,                  -- (C)
 Trustee                             Inc. (hotel management company), Jefferson-Pilot Corporation                      -- (D)
                                     (diversified life insurance company) and LBJ Foundation Board                     -- (E)
                                     (education foundation); Advisory Director, Texas Commerce Bank -
                                     Austin and Trustee of 33 funds managed by the Adviser.

 Harold R. Hiser, Jr. (3)            Executive Vice President, Schering-Plough Corporation                          2,878 (A)
 (Age 67)                            (pharmaceuticals) (retired 1996); Director, ReCapital Corporation                 -- (B)
 Trustee                             (reinsurance) (until 1995) and Trustee of 33 funds managed by the                 -- (C)
                                     Adviser.                                                                          -- (D)
                                                                                                                       -- (E)

 John P. Toolan                      Director, The Smith Barney Muni Bond Funds, The Smith Barney Tax-                100 (A)
 (Age 68)                            Free Money Funds, Inc., Vantage Money Market Funds (mutual funds),               100 (B)
 Trustee                             The Inefficient-Market Fund, Inc. (closed-end investment company)                 -- (C)
                                     and Smith Barney Trust Company of Florida; Chairman, Smith Barney                100 (D)
                                     Trust Company (retired December 1991); Director, Smith Barney,                    -- (E)
                                     Inc., Mutual Management Company and Smith Barney Advisers, Inc.
                                     (investment advisers) (retired 1991); Senior Executive Vice
                                     President, Director and member of the Executive Committee, Smith
                                     Barney, Harris Upham & Co., Incorporated (investment bankers)
                                     (until 1991) and Trustee of 33 funds managed by the Adviser.

                                                          TERM TO EXPIRE IN 2000

 Ronald R. Dion                      President and Chief Executive Officer, R.M. Bradley & Co., Inc.;                 100 (A)
 (Age 52)                            Director, The New England Council and Massachusetts Roundtable;                   -- (B)
 Trustee                             Trustee, North Shore Medical Center and a corporator of the Eastern               65 (C)
                                     Bank; Trustee, Emmanuel College and Trustee of 33 funds managed by               100 (D)
                                     the Adviser.                                                                      65 (E)

 Charles L. Ladner                   Senior Vice President and Chief Financial Officer of UGI Corp.                   273 (A)
 (Age 60)                            (Public Utility Holding Company); Vice President and Director for                200 (B)
 Trustee                             AmeriGas Inc. (until 1998); Vice President of Amerigas Partners                  200 (C)
                                     L.P. (until 1997); Director, EnergyNorth, Inc. (until 1995) and                  235 (D)
                                     Trustee of 33 funds managed by the Adviser.                                      200 (E)

 Leo E. Linbeck, Jr.                 Chairman, President, Chief Executive Officer and Director, Linbeck                -- (A)
 (Age 64)                            Corporation (a holding company engaged in various phases of the                   -- (B)
 Trustee                             construction industry and warehousing interests); Former Chairman,                -- (C)
                                     Federal Reserve Bank of Dallas (1992, 1993); Chairman of the Board,               -- (D)
                                     Linbeck Construction Corporation; Director, Duke Energy Corporation               -- (E)
                                     (a diversified energy company), Daniel Industries, Inc.
                                     (manufacturer of gas measuring products and energy related equipment), GeoQuest International Holdings, Inc. (a geophysical consulting firm); Director, Greater Houston Partnership and Trustee of 33 funds managed by the Adviser.

*Richard S. Scipione (3)             General Counsel, John Hancock Mutual Life Insurance Company;                      -- (A)
 (Age 61)                            Director, the Adviser, John Hancock Funds, Signator Investors Inc.,               -- (B)
 Trustee                             Insurance Agency, Inc., John Hancock Subsidiaries, Inc., Sovereign                -- (C)
                                     Asset Management Corporation ("SAMCorp."), NM Capital Management                  -- (D)
                                     Inc. ("NM Capital"), The Berkeley Group and JH Networking Insurance               -- (E)
                                     Agency, Inc.; Director, Signature Services (until January 1997) and
                                     Trustee of 68 funds managed by the Adviser.

                                                           TERM TO EXPIRE IN 2001

*Edward J. Boudreau, Jr.             Chairman and Chief Executive Officer, the Adviser and The Berkeley               100 (A)
 (Age 54)                            Group; Chairman, NM Capital, SAMCorp. and John Hancock Advisers                  100 (B)
 Chairman                            International Limited ("Advisers International"); Director, John                 100 (C)
                                     Hancock Advisers International (Ireland); Chairman, Chief Executive              100 (D)
                                     Officer and President, John Hancock Funds and First Signature Bank               100 (E)
                                     and Trust Company; Director, John Hancock Freedom Securities
                                     Corporation, Insurance Agency, Inc., John Hancock Capital
                                     Corporation and New England/Canada Business Council; Member,
                                     Investment Company Institute Board of Governors; Director, Asia
                                     Strategic Growth Fund, Inc.; Director, Signature Services (until
                                     January 1997) and Trustee and Chairman of 68 funds managed by the
                                     Adviser.

*Anne C. Hodsdon                     President, Chief Operating Officer and Director, the Adviser;                     -- (A)
 (Age 45)                            Director, The Berkeley Group, John Hancock Funds, Advisers                        -- (B)
 President                           International, John Hancock Advisers International (Ireland),                     -- (C)
                                     Insurance Agency, Inc; Director and President, NM Capital and                     -- (D)
                                     SAMCorp.; Director, Signature Services (until January 1997) and                   -- (E)
                                     Trustee and President of 68 funds managed by the Adviser.

 Steven R. Pruchansky                Director and President, Mast Holdings, Inc. (since 1991); Director,              116 (A)
 (Age 54)                            First Signature Bank & Trust Company (until August 1991); Director,              200 (B)
 Trustee                             Mast Realty Trust (until 1994); President, Maxwell Building Corp.                100 (C)
                                     (until 1991) and Trustee of 33 funds managed by the Adviser.                     425 (D)(5)
                                                                                                                      290 (E)(6)

Norman H. Smith                      Lieutenant General, United States Marine Corps; Deputy Chief of                  264 (A)
 (Age 65)                            Staff for Manpower and Reserve Affairs, Headquarters Marine Corps;               440 (B)
 Trustee                             Commanding General III Marine Expeditionary Force/3rd Marine                     293 (C)
                                     Division (retired 1991) and Trustee of 33 funds managed by the                   659 (D)
                                     Adviser.                                                                         234 (E)

                                                                                                              COMMON SHARES OWNED
                                                                                                             BENEFICIALLY, DIRECTLY
                                                                                                               OR INDIRECTLY, ON
                                                                                                             JANUARY 21, 1999(1)(2)
                                                                                                             -----------------------
 All Trustees and executive                                                                                         6,667 (A)
 officers of the funds as                                                                                           2,240 (B)
 a group                                                                                                            1,758 (C)
                                                                                                                    1,719 (D)
                                                                                                                      989 (E)
------------
(A) Premium Dividend I
(B) Premium Dividend II
(C) Select Dividend
(D) Global Dividend
(E) Preferred Dividend
*   "Interested Person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the funds and the Adviser.
(1) The information as to beneficial ownership is based on statements furnished to the funds by the Trustees. Except as otherwise noted, each Trustee has all voting and investment powers with respect to the shares indicated.
(2) None of the Trustees beneficially owned individually, and the Trustees and executive officers of the funds as a group did not beneficially own, in excess of one percent of the outstanding Common Shares of any fund. None of the Trustees or executive officers of the funds beneficially owned any of the Preferred Shares of any fund as of January 21, 1999.
(3) Trustee representing the holders of the Preferred Shares.
(4) Includes 100 common shares of Premium Dividend I held by Mr. Carlin's spouse, and 2,763 common shares held by Carlin
    Consolidated, Inc.
(5) Includes 125 common shares of Global Dividend held by Mr. Pruchansky's spouse.
(6) Includes 115 common shares of Preferred Dividend held by Mr. Pruchansky's spouse.

    Each Board of Trustees held four meetings during their fund's 1998 fiscal year. With respect to each fund, no Trustee attended fewer than 75% of the aggregate of (1) the total number of meetings of the Trustees of the fund and
(2) the total number of meetings held by all committees of the Trustees on which they served. The funds hold joint meetings of the Trustees and all committees.

    Each Board of Trustees has an Audit Committee. The Audit Committee members are Messrs. Pruchansky, Cunningham and Dion. All members of each fund's Audit Committee are Independent Trustees who are not "interested persons." Each Audit Committee held four meetings during its respective fund's 1998 fiscal year. Each Audit Committee recommends to the full Board auditors for each of the funds, oversees the audits of the funds, communicates with both the independent auditors and inside auditors on a regular basis and provides a forum for auditors to report and discuss any matters they deem appropriate at any time.

    Each Board of Trustees has a special nominating committee of the Trustees known as the Administration Committee. The Administration Committee members are Messrs. Dion, Toolan, Ladner, Smith, Pruchansky, Carlin, Linbeck, Cunningham and Hiser. All members of each fund's Administration Committee are Independent Trustees. Each Administration Committee held four meetings during its respective fund's 1998 fiscal year. Each Administration Committee selects and nominates for appointment and election candidates to serve as Trustees who are not "interested persons". Each Administration Committee also coordinates with Trustees who are interested persons in the selection and election of officers of the respective funds. Each Administration Committee will consider nominees recommended by shareholders to serve as Trustees, provided that shareholders submit recommendations in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934.

    Each Board of Trustees has a Contracts/Operations Committee. The Contracts/Operations Committee members are Messrs. Ladner, Hiser and Linbeck. All members of each fund's Contracts/Operations Committee are Independent Trustees. Each Contract/Operations Committee held four meetings during the fund's 1998 fiscal year. Each Contracts/Operations Committee oversees the initiation, operation, and renewal of the various contracts between the respective funds and other entities. These contracts include advisory and subadvisory agreements, custodial and transfer arrangements and arrangements with other service providers.

    Each Board of Trustees has an Investment Performance Committee. The Investment Performance Committee members are Messrs. Toolan, Carlin and Smith. All members of each fund's Investment Performance Committee are Independent Trustees. The Investment Performance Committee held four meetings during the fund's 1998 fiscal year. Each Investment Performance Committee monitors and analyzes the performance of the respective funds generally, consults with the adviser as necessary if the respective fund is considered to require special attention and to review peer groups, and other comparative standards as necessary.

COMPLIANCE WITH SECTION 16(a) REPORTING REQUIREMENTS
    Section 16(a) of the Securities Exchange Act of 1934 requires a fund's executive officers, Trustees and persons who own more than ten percent of a fund's shares ("10% Shareholders") to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, Trustees, and 10% Shareholders are required by SEC regulations to furnish each fund with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the funds and representations that no other reports were required to be filed, each fund believes that during the past fiscal year its executive officers, Trustees and 10% Shareholders complied with all applicable Section 16(a) filing requirements.

EXECUTIVE OFFICERS
    In addition to the Chairman (Mr. Boudreau) and the President (Ms. Hodsdon), the table below lists each fund's executive officers. Mr. Hood became an officer of the funds on January 1, 1999. The officers of Global Dividend and Preferred Dividend first became officers of such funds on July 24, 1992 and May 21, 1993 (inception). The officers of Premium Dividend I, Premium Dividend II and Select Dividend first became officers of such funds on May 6, 1992, the date of the consummation of the Stock Purchase Transaction between the Advisers and Patriot Group, Inc., these funds' previous investment adviser.

       NAME (AGE) AND POSITION                                              PRINCIPAL OCCUPATION
             WITH THE FUNDS                                              DURING THE PAST FIVE YEARS
       -----------------------                                           --------------------------
Osbert Hood                               Senior Vice President and Chief Financial Officer, each of the John Hancock funds; Senior
(Age 46)                                  Vice President the Adviser, The Berkeley Group and John Hancock Funds; Vice President and
Senior Vice President and                 Chief Financial Officer, John Hancock Mutual Life Insurance Company - Retail Sector
Chief Financial Officer                   (until 1997)

Susan S. Newton                           Vice President and Secretary, each of the John Hancock funds; Vice President, the
(Age 49)                                  Adviser, John Hancock Funds, Signature Services, The Berkeley Group.
Vice President and Secretary

John A. Morin                             Vice President and Secretary of the Adviser, John Hancock Funds, Signature Services and
(Age 48)                                  the Berkeley Group; Secretary, NM Capital and SAMCorp.; Clerk, Insurance Agency, Inc.;
Vice President                            Counsel, John Hancock Mutual Life Insurance Company (until February 1996).

James J. Stokowski                        Vice President, Treasurer and Chief Accounting Officer each of the John Hancock funds and
(Age 52)                                  Vice President, the Adviser.
Vice President, Treasurer and
Chief Accounting Officer

Thomas H. Connors                         Vice President, Assistant Secretary and Compliance Officer, each of the John Hancock
(Age 39)                                  funds; Vice President, the Adviser.
Vice President and
Compliance Officer

REMUNERATION OF TRUSTEES AND OFFICERS
    The following table provides information regarding the compensation paid by the funds and the other investment companies in the John Hancock fund complex to the Independent Trustees for their services for each fund's most recently completed fiscal year. The three non-Independent Trustees, Ms. Hodsdon and Messrs. Boudreau, and Scipione, and each of the officers of the funds are interested persons of the Adviser, are compensated by the Adviser and receive no compensation from the funds for their services.

                                                AGGREGATE COMPENSATION                                           TOTAL COMPENSATION
                            ------------------------------------------------------------                           FROM ALL FUNDS
                             PREMIUM          PREMIUM           SELECT           GLOBAL          PREFERRED      IN JOHN HANCOCK FUND
INDEPENDENT TRUSTEES        DIVIDEND I      DIVIDEND II        DIVIDEND         DIVIDEND         DIVIDEND       COMPLEX TO TRUSTEES*
--------------------        ----------      -----------        --------         --------         ---------      --------------------
James F. Carlin              $ 1,604          $ 2,118          $ 1,689          $ 1,333          $ 1,121             $ 74,000
William H. Cunningham**        1,604            2,118            1,689            1,333            1,121               74,000
Ronald R. Dion                     0                0                0                0                0               18,500
Charles F. Fretz+              1,322            1,746            1,394            1,101              925               57,121
Harold R. Hiser, Jr.**         1,524            2,012            1,605            1,267            1,065               70,000
Charles L. Ladner              1,653            2,182            1,722            1,359            1,142               77,100
Leo E. Linbeck, Jr             1,604            2,118            1,689            1,333            1,121               74,000
Patricia P. McCarter+**        1,001            1,322            1,145              904              760               43,696
Steven R. Pruchansky**         1,669            2,204            1,757            1,387            1,166               77,100
Norman H. Smith**              1,700            2,244            1,773            1,333            1,156               79,350
John P. Toolan**               1,653            2,182            1,722            1,359            1,142               77,100
                             -------          -------          -------          -------          -------             --------
        Totals               $15,334          $20,246          $16,185          $12,709          $10,719             $721,967

------------
  (+) Ms. McCarter retired from her position as Trustee effective June 1, 1998. Mr. Fretz retired from his position as Trustee effective October 1, 1998.
  (*) The total compensation paid by the John Hancock Fund Complex to the Independent Trustees was $721,967 for the calendar year ended December 31, 1998. All the Independent Trustees are Trustees of 33 funds in the John Hancock Fund Complex.
(**) As of December 31, 1998, the value of the aggregate accrued deferred compensation amount from all funds in the John
     Hancock fund complex for Mr. Cunningham was $320,943, for Mr. Hiser was $115,084, for Ms. McCarter was $183,645, for Mr.
     Pruchansky was $75,016, for Mr. Smith was $109,807 and for Mr. Toolan was $403,714 under the John Hancock Deferred
     Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may elect to have his deferred fees invested by a Fund in shares of one or more funds in the John Hancock fund complex, and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees does not obligate any fund to retain the services of any Trustee or obligate any fund to pay any particular level of compensation to the Trustee.

                                  PROPOSAL 2

         RATIFICATION OF SELECTION OF THE INDEPENDENT PUBLIC ACCOUNTANTS

              (Common Shares and Preferred Shares of each Fund)

    The Trustees of each fund, including a majority of each fund's Independent Trustees, have selected Deloitte & Touche, LLP ("Deloitte & Touche") to act as independent public accountants for the funds for each fund's 1999 fiscal year. The funds' current fiscal year ends are: Premium Dividend I - September 30, 1999; Premium Dividend II - October 31, 1999; Select Dividend - June 30, 1999; Global Dividend - July 31, 1999; and Preferred Dividend - May 31, 1999.

    Deloitte & Touche has advised the funds that it has no direct or indirect financial interest in any of the funds. This selection is subject to the ratification by the shareholders of the funds at the Meeting. The enclosed proxy card provides space for instructions directing the proxies named on the card to vote for, against, or abstain from, ratifying that selection. A representative of Deloitte & Touche is expected to be present at the Meeting, will have the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions relating to the examination of the funds' financial statements.

    The Boards of Trustees, including all the Independent Trustees, unanimously recommend that shareholders ratify the selection of Deloitte & Touche as independent public accountants of the funds.

VOTE REQUIRED TO RATIFY THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS
    The approval of a "majority" (as described below) of the Common Shares and the Preferred Shares, voting as a single class, of each fund is required to ratify the selection of Deloitte & Touche as such fund's independent public accountants for that fund's 1999 fiscal year.

                                MISCELLANEOUS

SHAREHOLDER PROPOSALS
    Shareholder proposals intended to be presented at a fund's annual meeting to be held in 2000 must be received by the fund at its offices at 101 Huntington Avenue, Boston, Massachusetts, no later than October 8, 1999 for inclusion in that fund's proxy statement and form of proxy relating to that meeting.

VOTING; QUORUM; ADJOURNMENT
    The affirmative vote of the holders of a plurality of the shares of a particular class of a fund present in person or represented by proxy at the Meeting, assuming a majority of the outstanding shares of that class is present, is required to elect the nominees representing the Common Shares or Preferred Shares, as the case may be. The adoption by the shareholders of a fund of Proposal 2 requires the affirmative vote of a majority of the shares which is defined as the lesser of: (i) 67% or more of the voting securities of the fund present at the Meeting, if the holders of more than 50% of the Common Shares and the Preferred Shares of that fund, voting together as a single class, are present or represented by proxy; or (ii) more than 50% of the outstanding Common Shares and the Preferred Shares of the fund, voting together as a single class.

    For each fund, Common Shares and Preferred Shares represented in person or by proxy (including shares which abstain or do not vote with respect to one or both of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to either proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has no effect on the voting in determining whether Proposal 1 has been adopted but has the same effect as a vote against Proposal 2.

    Although both of the proposals in this proxy statement are considered routine matters on which brokers holding shares in "street name" may vote without instruction under the rules of the New York Stock Exchange, if a broker or nominee holding shares in "street name" nevertheless indicates on the proxy that it does not have discretionary authority to vote as to either proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether Proposal 1 has been adopted and has no effect on the voting in determining whether Proposal 2 has been adopted pursuant to item
(i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented by proxy. However, with respect to determining whether Proposal 2 has been adopted pursuant to item (ii) above, because shares represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

    While, as noted above, both of the proposals in this proxy statement are routine, for non-routine matters, brokers that are member organizations of the New York Stock Exchange may, pursuant to a rule in the New York Stock Exchange, vote Preferred Shares for which they have not received voting instructions in proportion to Preferred Shares for which they have received voting instructions. With respect to each Proposal, a broker may only vote Preferred Shares proportionally if (i) a minimum of 30% of the outstanding Preferred Shares of the Fund have been voted, (ii) less than 10% of the outstanding Preferred shares of the Fund voted against the proposal, (iii) with respect to Proposal 2 only, the shareholders of the Common Shares of the Fund have approved the Proposal and (iv) a majority of the Independent Trustees of the Fund have approved the Proposal. At a meeting held on December 8, 1998, a majority of the Independent Trustees of each Fund approved both of the Proposals being submitted to shareholders at the Meeting. Preferred Shares voted proportionally by brokers will be counted as present and entitled to vote at the Meeting for purposes of establishing a quorum.

    In the event that at the time any session of any Meeting is called to order and a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present at any Meeting but sufficient votes in favor of Proposal 2 and FOR the nominees set forth in Proposal 1 have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to the proposal. Any adjournment will require the affirmative vote of a majority of the shares of the affected fund present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any proposal in favor of an adjournment and will vote those proxies required to be voted against any proposal against an adjournment. A shareholder vote may be taken on one or both of the proposals prior to adjournment, if sufficient votes for the proposal's approval have been received and it is otherwise appropriate.

EXPENSES AND METHODS OF SOLICITATION
    The costs of the Meeting, including the solicitation of proxies, will be paid by the funds. Persons holding shares as nominees will be reimbursed by the relevant fund, upon request, for their reasonable expenses in sending soliciting material to the principals of the accounts. In addition to the solicitation of proxies by mail, Trustees, officers and employees of the funds or of the funds' investment adviser may solicit proxies in person or by telephone. John Hancock Advisers, Inc., 101 Huntington Avenue, Boston Massachusetts 02199-7603, serves as each fund's investment adviser and serves as the administrator of Premium Dividend I, Premium Dividend II, Select Dividend and Preferred Dividend. John Hancock Advisers International Limited, 34 Dover Street, London, England, serves as Global Dividend's investment subadviser. Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, New York, serves as Global Dividend's administrator. Corporate Investor Communications, Inc. has been retained to assist in the solicitation of proxies at a cost of approximately $21.500.

OTHER MATTERS
    The management of the funds knows of no business to be brought before the Meeting except as mentioned above. If, however, any other matters were properly to come before the Meeting, the persons named in the enclosed form of proxy intend to vote on such matters in accordance with their best judgment. If any shareholders desire additional information about the matters proposed for action, the management will provide further information.

    The Meeting is scheduled as a joint meeting of the respective shareholders of the funds because the shareholders of all the funds are generally expected to consider and vote on similar matters. The Boards of Trustees of the funds have determined that the use of this joint Proxy Statement for the Meeting is in the best interest of each fund's shareholders. In the event that any shareholder present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of his or her particular fund's Meeting to a time immediately after the Meeting so that his or her particular fund's Meeting may be held separately, the persons named as proxies will vote in favor of such adjournment. Shareholders of each fund will vote separately on both of the Proposals relating to their fund, and an unfavorable vote on a Proposal by the shareholders of one fund will not affect the implementation of such Proposal by another fund if the Proposal is approved by the shareholders of that fund.

            IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY

                    JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I
                    JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND II JOHN HANCOCK PATRIOT SELECT DIVIDEND TRUST JOHN HANCOCK PATRIOT GLOBAL DIVIDEND FUND JOHN HANCOCK PATRIOT PREFERRED DIVIDEND FUND

Dated: February 5, 1999

                                                                       P R O X Y

                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

         The undersigned holder of Dutch Auction Rate Transferable Securities of beneficial interest ("Preferred Shares") of John Hancock Patriot Premium Dividend Fund I hereby constitutes and appoints Anne C. Hodsdon, James J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 18, 1999 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect to all Preferred Shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned in respect of said meeting are hereby revoked.


1: To elect Harold R. Hiser, Jr. to serve as Trustee of the Fund.

[  ] FOR the nominee named above.   [  ] VOTE WITHHELD for the nominee  named above.

2: To ratify the selection of Deloitte & Touche, LLP as independent public accountants.

[  ] FOR                            [  ] AGAINST                    [  ] ABSTAIN


P1PXC  1/99

         Specify your vote by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted for the nominee named in the proxy statement and in favor of proposal 2. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to the other matters which properly come before the meeting.

         PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE. PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR IN THE BOX ON THE LEFT. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

         Date_____________________________________________________________ ,1999
         _______________________________________________________________________
         _______________________________________________________________________
                         Signature(s) of Shareholder(s)
         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

                                    P R O X Y
                  JOHN HANCOCK PATRIOT PREMIUM DIVIDEND FUND I

The undersigned holder of common shares of beneficial interest of John Hancock Patriot Premium Dividend Fund I hereby constitutes and appoints Anne C. Hodsdon, James J. Stokowski and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Fund to be held on Thursday, March 18, 1999 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, in respect of all common shares of the Fund held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.


 PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

Please complete, sign, date and return this proxy in the enclosed envelope as soon as possible. Please sign exactly as your name or names appear in the box on the reverse. When signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


HAS YOUR ADDRESS CHANGED?

-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------

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

__X_ PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                                             For    With-    For all
                                             All      Hold    Except                                        For    Against  Abstain
                                                                      2.)  To ratify the selection of
1.)   To elect the following nominees                                      Deliotte & Touche LLP as
      to serve as Trustees of the Fund.     ____    ____     ____          independent public accountants.  _____   _____     _____

Stephen L. Brown, James F. Carlin,
William H. Cunningham and John P. Toolan

Note: If you do not wish your shares voted "For" a particular nominee,
mark the "For All  Except"  box and strike a line  through  the  name(s) of                   THIS PROXY IS SOLICITED BY THE
the  nominee(s).  Your  shares will be voted for the                                          BOARD OF TRUSTEES
remaining  nominee(s).
                                                                               Specify your vote by cross marks in the appropriate
                                                              spaces.  If no  specification is made, this proxy will be voted for the nominees named in the proxy  statement  and in favor of proposal
                                                              2. The persons  named as proxies have discretionary authority,  which they intend to exercise in favor of the  proposals  referred to and according to their best judgment as to the other matters which may properly come before the meeting.

Please be sure to sign and date this Proxy.          Date                       Mark box at right if address change has
                                                                                been noted on the reverse side of this card. _____
--------------------                                 ----------------
Shareholder sign here                                Co-owner sign here         RECORD DATE SHARES:

proxy\99patfds\99pcom1.doc